SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                             FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
               OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   September 25, 2002

_____________________


Exact Name of Registrant as
  Specified in Its Charter:    SMTEK INTERNATIONAL, INC.
                             ___________________________________


          DELAWARE                      1-8101                33-0213512
 _____________________________        ____________
_____________
State or Other Jurisdiction of        Commission            I.R.S.
Employer
Incorporation or Organization        File Number          Identification
No.



Address of Principal Executive Offices:     200 Science Drive
                                            Moorpark, CA 93021
                                           _________________________

Registrant's Telephone Number, Including
 Area Code:                                    (805) 532-2800
                                             _________________________

Former Name or Former Address,
 if Changed Since Last Report:                 2151 Anchor Court
							     Thousand Oaks, CA 91320
                                             _________________________




Item 5. Other Events and Regulation FD Disclosure

On September 25, 2002, Edward J. Smith, Chief Executive Officer and President, and Kirk A. Waldron, Senior Vice President and Chief Financial Officer, each submitted to the Securities and Exchange Commission his sworn statement pursuant to Securities and Exchange Commission Order No. 4-460, and made certifications pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The exhibits attached to this Form 8-K are hereby furnished pursuant to Item 9.



                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SMTEK INTERNATIONAL, INC.

       September 25, 2002                 /s/ Kirk A. Waldron
_________________________________
_________________________________
           Date                         Kirk A. Waldron
                                        Senior Vice President
      					    Chief Financial Officer


Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of SMTEK International, Inc. (the "Company") on Form 10-K for the period ended June 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kirk A. Waldron, Senior Vice President and Chief Financial Officer of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Kirk A. Waldron
--------------------
KIRK A. WALDRON
Senior Vice President, Chief Financial Officer
SMTEK International, Inc.
September 25, 2002

Certification Pursuant To
18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of SMTEK International, Inc. (the "Company") on Form 10-K for the period ended June 28, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Edward J. Smith, Chief Executive Officer and President of the Company, certify, to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Edward J. Smith
--------------------
EDWARD J. SMITH
Chief Executive Officer and President
SMTEK International, Inc.
September .25, 2002